UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2007

ADVANCED TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-137863	68-0635064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 A Achimeir Street	52587
Ramat Gan Israel	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  011-972-3-751-3707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

CRT Capital Group LLC, the representative of the underwriters for the initial public offering of Advanced Technology Acquisition Corp. (the “Company”) which closed on June 22, 2007, has notified the Company that, commencing July 11, 2007, the holders of the Company’s units may separately trade the common stock and warrants included in such units. The symbol for each of the common stock, warrants and units on the American Stock Exchange is AXC, AXC.W and AXC.U, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Title
99.1	Press Release, dated July 10, 2007, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED TECHNOLOGY ACQUISITION CORP.

Date:	July 10, 2007	By:	/s/ Ido Bahbut
Ido Bahbut
Chief Financial Officer (authorized signatory)